Exhibit 99.2

ACCO Brands Corporation

Reconciliation of Adjusted Results (Unaudited)

(In millions, except per share data)

Reconciliation of Reported Consolidated Results to Adjusted Results

	Quarter Ended March 31, 2011
(in millions, except per share data)	Reported	Tax Adjustment (A)	Adjusted
Loss from continuing operations before income taxes	$(4.5)	$—	$(4.5)
Income tax expense (benefit)	4.5	(5.8)	(1.3)

Loss from continuing operations	$(9.0)	$5.8	$(3.2)

Diluted earnings per share:
Loss from continuing operations	$(0.16)		$(0.06)

Weighted average number of diluted shares outstanding	55.0		55.0

	Quarter Ended March 31, 2010
(in millions, except per share data)	Reported	Tax Adjustment (A)	Adjusted
Income from continuing operations before income taxes	$1.3	$—	$1.3
Income tax expense (benefit)	6.5	(6.1)	0.4

Income (loss) from continuing operations	$(5.2)	$6.1	$0.9

Diluted earnings per share:
Income (loss) from continuing operations	$(0.10)		$0.02
Weighted average number of diluted shares outstanding	54.6		57.3

	Quarter Ended June 30, 2010
(in millions, except per share data)	Reported	Tax Adjustment (A)	Adjusted
Income from continuing operations before income taxes	$6.2	$—	$6.2
Income tax expense (benefit)	1.9	—	1.9

Income from continuing operations	$4.3	$—	$4.3

Diluted earnings per share:
Income from continuing operations	$0.08		$0.08
Weighted average number of diluted shares outstanding	57.2		57.2

Note – “Adjusted” results are non-GAAP measures. There could be limitations associated with the use of non-GAAP financial measures as compared to the most directly comparable GAAP financial measure. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the Company from year to year. These measures may be inconsistent with measures presented by other companies.

(A)	The Company has incurred significant operating losses in several jurisdictions in prior periods. In accordance with GAAP, tax valuation allowances have been recorded on certain of the Company’s deferred tax assets. As a result, the operating results in these locations have recorded no tax benefit or expense, which results in a high effective tax rate for the current period. Assuming all the locations become profitable in the future and valuation allowances were reversed, the Company’s ongoing effective tax rate would approximate 30%. This estimated long-term rate will be subject to variations from the mix of earnings in the Company’s operating jurisdictions.

ACCO Brands Corporation

Reconciliation of Adjusted Results (Unaudited)

(In millions, except per share data)

Reconciliation of Reported Consolidated Results to Adjusted Results

	Quarter Ended September 30, 2010
(in millions, except per share data)	Reported	Tax Adjustment (A)	Adjusted
Income from continuing operations before income taxes	$12.5	$—	$12.5
Income tax expense (benefit)	8.1	(4.3)	3.8

Income from continuing operations	$4.4	$4.3	$8.7

Diluted earnings per share:
Income from continuing operations	$0.08		$0.15
Weighted average number of diluted shares outstanding	57.1		57.1

	Quarter Ended December 31, 2010
(in millions, except per share data)	Reported	Tax Adjustment (A)	Adjusted
Income from continuing operations before income taxes	$18.5	$—	$18.5
Income tax expense (benefit)	14.2	(8.7)	5.5

Income from continuing operations	$4.3	$8.7	$13.0

Diluted earnings per share:
Income from continuing operations	$0.07		$0.23
Weighted average number of diluted shares outstanding	57.2		57.2

	Year Ended December 31, 2010
(in millions, except per share data)	Reported	Tax Adjustment (A)	Adjusted
Income from continuing operations before income taxes	$38.5	$—	$38.5
Income tax expense (benefit)	30.7	(19.1)	11.6

Income from continuing operations	$7.8	$19.1	$26.9

Diluted earnings per share:
Income from continuing operations	$0.14		$0.47
Weighted average number of diluted shares outstanding	57.2		57.2

Note – “Adjusted” results are non-GAAP measures. There could be limitations associated with the use of non-GAAP financial measures as compared to the most directly comparable GAAP financial measure. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the Company from year to year. These measures may be inconsistent with measures presented by other companies.

(A)	The Company has incurred significant operating losses in several jurisdictions in prior periods. In accordance with GAAP, tax valuation allowances have been recorded on certain of the Company’s deferred tax assets. As a result, the operating results in these locations have recorded no tax benefit or expense, which results in a high effective tax rate for the current period. Assuming all the locations become profitable in the future and valuation allowances were reversed, the Company’s ongoing effective tax rate would approximate 30%. This estimated long-term rate will be subject to variations from the mix of earnings in the Company’s operating jurisdictions.